Exhibit 99.2
Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended December 31, 2005. This document is dated February 7, 2006. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”) and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION							Draft
Quarterly Financial Highlights							2/2/2006
(Dollars in Thousands)							Page 1
(Unaudited)

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2004	2005	2005	2005	2005	2004	2005
Pretax Operating Income *

Life Marketing	$41,881	$39,141	$38,332	$38,014	$48,174	$165,897	$163,661
Acquisitions	21,374	21,035	21,473	19,510	18,593	87,300	80,611
Annuities	4,671	4,064	8,145	4,927	14,797	16,467	31,933
Stable Value Contracts	14,221	14,399	13,484	13,743	13,172	53,159	54,798
Asset Protection	4,680	6,172	6,292	6,102	6,335	19,079	24,901
Corporate & Other	1,802	11,645	9,380	16,236	9,968	21,560	47,229
Total Pretax Operating Income	$88,629	$96,456	$97,106	$98,532	$111,039	$363,462	$403,133

Balance Sheet Data

Total GAAP Assets	$27,211,378	$27,863,074	$28,551,847	$28,592,528	$28,969,234
Share Owners' Equity	$2,166,327	$2,124,402	$2,299,265	$2,200,866	$2,183,660
Share Owners' Equity (excluding accumulated other comprehensive inome) **	$1,870,016	$1,925,428	$1,959,487	$2,016,355	$2,078,440

Stock Data

Closing Price	$42.69	$39.30	$42.22	$41.18	$43.77	$42.69	$43.77
Average Shares Outstanding
Basic	70,431,763	70,474,337	70,517,476	70,582,016	70,672,518	70,299,470	70,562,186
Diluted	71,221,826	71,273,760	71,279,363	71,350,044	71,496,555	71,064,539	71,350,541

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION							Draft
GAAP Consolidated Statements Of Income							2/2/2006
(Dollars in thousands)							Page 2
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2004	2005	2005	2005	2005	2004	2005
REVENUES
Gross Premiums and Policy Fees	$476,709	$468,514	$484,643	$486,660	$515,963	$1,821,094	$1,955,780
Reinsurance Ceded	(327,817)	(282,152)	(312,511)	(282,919)	(349,275)	(1,125,646)	(1,226,857)
Net Premiums and Policy Fees	148,892	186,362	172,132	203,741	166,688	695,448	728,923
Net investment income	274,439	287,953	282,374	306,885	303,290	1,084,217	1,180,502
RIGL - Derivatives	(519)	(6,368)	(26,021)	7,662	(6,154)	19,591	(30,881)
RIGL - All Other Investments	4,420	27,878	12,480	3,612	5,423	28,305	49,393
Other income	42,443	44,284	45,505	47,377	44,101	161,014	181,267
Total Revenues	469,675	540,109	486,470	569,277	513,348	1,988,575	2,109,204

BENEFITS & EXPENSES
Benefits and settlement expenses	272,197	300,434	291,636	333,365	327,932	1,130,437	1,253,367
Amortization of deferred policy acquisition costs	42,908	74,251	51,867	57,950	14,435	200,130	198,503
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	53,419	60,456	55,911	55,513	51,805	223,091	223,685
Interest on indebtedness	12,985	13,098	13,614	15,582	14,342	49,716	56,636
Total Benefits and Expenses	381,509	448,239	413,028	462,410	408,514	1,603,374	1,732,191

INCOME BEFORE INCOME TAX	88,166	91,870	73,442	106,867	104,834	385,201	377,013
Income tax expense	30,858	31,787	25,411	36,976	36,272	134,820	130,446
Change in Acct Principle	(0)	0	0	0	0	(15,801)	-
NET INCOME	$57,308	$60,083	$48,031	$69,891	$68,562	$234,580	$246,567

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.80	$0.88	$0.90	$0.90	$1.02
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.05)	(0.09)	(0.27)	0.05	(0.07)
RIGL - All Other Investments, net of participating income	0.05	0.05	0.05	0.03	0.01
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.80	$0.84	$0.68	$0.98	$0.96
Average shares outstanding-diluted	71,221,826	71,273,760	71,279,363	71,350,044	71,496,555
Dividends paid	$0.175	$0.175	$0.195	$0.195	$0.195

PER SHARE DATA FOR YTD
Operating income-diluted *	$3.32	$0.88	$1.78	$2.68	$3.70	$3.32	$3.70
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.00	(0.09)	(0.36)	(0.31)	(0.38)	-	(0.38)
RIGL - All Other Investments, net of participating income	0.20	0.05	0.10	0.13	0.14	0.20	0.14
Change in Accounting Principle	(0.22)	0.00	0.00	0.00	0.00	(0.22)	-
Net income-diluted	$3.30	$0.84	$1.52	$2.50	$3.46	$3.30	$3.46
Average shares outstanding-diluted	71,064,539	71,273,760	71,276,577	71,301,335	71,350,541	71,064,539	71,350,541
Dividends paid	$0.685	$0.175	$0.370	$0.565	$0.760	$0.685	$0.760

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					2/2/2006
(Dollars in thousands)					Page 3
(Unaudited)

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2004	2005	2005	2005	2005
ASSETS
Fixed maturities	$14,412,605	$15,263,694	$15,686,373	$15,824,420	$15,472,386
Equity securities	58,941	59,605	115,758	115,570	121,012
Mortgage loans	3,005,418	3,042,584	3,124,877	3,101,823	3,287,745
Investment real estate	107,246	104,986	91,981	92,340	72,932
Policy loans	482,780	472,345	466,701	463,514	458,825
Other long-term investments	377,724	342,840	307,031	286,497	279,676
Long-term investments	18,444,714	19,286,054	19,792,721	19,884,164	19,692,576
Short-term investments	1,059,557	816,335	626,795	606,165	776,139
Total investments	19,504,271	20,102,389	20,419,516	20,490,329	20,468,715
Cash	130,596	53,673	98,316	63,565	83,670
Accrued investment income	196,076	202,008	192,454	201,037	189,038
Accounts and premiums receivable	44,364	50,271	348,688	58,883	84,321
Reinsurance receivable	2,750,260	2,835,979	2,883,648	2,862,674	3,020,685
Deferred policy acquisition costs	1,821,972	1,913,803	1,866,815	2,032,784	2,171,988
Goodwill	46,619	46,619	49,423	49,423	49,423
Property and equipment, net	45,454	44,520	46,878	47,304	47,010
Other assets	145,813	139,725	134,441	140,375	140,124
Income Tax Receivable	0	0	0	52,923	85,807
Assets Related to Separate Accounts
Variable Annuity	2,308,858	2,256,920	2,286,141	2,352,287	2,377,124
Variable Universal Life	217,095	217,167	225,527	240,944	251,329
Other	0	0	0	0	0

TOTAL ASSETS	$27,211,378	$27,863,074	$28,551,847	$28,592,528	$28,969,234

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					2/2/2006
(Dollars in thousands)					Page 4
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
LIABILITIES	2004	2005	2005	2005	2005
Policy liabilities and accruals
Future policy benefits and claims	$10,014,106	$10,222,011	$10,499,494	$10,797,527	$11,155,074
Unearned premiums	666,560	673,841	679,916	671,971	740,071
Stable value product deposits	5,562,997	5,670,355	5,846,120	5,900,740	6,057,721
Annuity deposits	3,463,477	3,433,293	3,447,394	3,430,038	3,388,005
Other policyholders' funds	151,660	151,572	149,247	149,838	147,921
Securities sold under repurchase agreements	0	0	31,550	142,850	0
Other liabilities	1,062,706	1,556,736	1,482,085	1,043,260	954,716
Accrued income taxes	13,195	29,213	21,701	0	0
Deferred income taxes	312,544	256,453	311,146	287,976	319,558
Non-recourse funding obligations	0	0	0	100,000	125,000
Debt	451,433	451,424	469,317	471,808	482,532
Liabilities related to variable interest entities	482,434	481,921	465,078	464,747	448,093
Subordinated debt securities	324,743	324,743	324,743	324,743	324,743
	0	0	0	0	0

Minority interest - subsidiaries	13,243	13,023	13,123	12,933	13,687
Liabilities related to separate accounts
Variable annuity	2,308,858	2,256,920	2,286,141	2,352,287	2,377,124
Variable universal life	217,095	217,167	225,527	240,944	251,329
Other	0	0	0	0	0
TOTAL LIABILITIES	$25,045,051	$25,738,672	$26,252,582	$26,391,662	$26,785,574

SHARE-OWNERS' EQUITY
Preferred stock	0	0	0	0	0
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	426,927	433,467	433,040	433,363	440,475
Treasury stock	(13,632)	(13,041)	(13,011)	(12,768)	(12,765)
Stock held in trust	0	0	0	0	0
Unallocated ESOP shares	(1,989)	(1,610)	(1,610)	(1,610)	(1,610)
Retained earnings	1,422,084	1,469,986	1,504,442	1,560,744	1,615,714
Accumulated other comprehensive income	296,311	198,974	339,778	184,511	105,220

Total Share-owners' Equity	2,166,327	2,124,402	2,299,265	2,200,866	2,183,660

TOTAL LIABILITIES AND EQUITY	$27,211,378	$27,863,074	$28,551,847	$28,592,528	$28,969,234

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$31.19	$30.52	$33.02	$31.58	$31.33
Accumulated other comprehensive income	4.26	2.86	4.88	2.65	1.51
Excluding accumulated other comprehensive income *	$26.93	$27.66	$28.14	$28.93	$29.82

Total Share-owners' Equity	$2,166,327	$2,124,402	$2,299,265	$2,200,866	$2,183,660
Accumulated other comprehensive income	296,311	198,974	339,778	184,511	105,220
Share-owners' Equity (excluding accumulated other comprehensive income) *	$1,870,016	$1,925,428	$1,959,487	$2,016,355	$2,078,440

Common shares outstanding	69,449,889	69,615,285	69,627,244	69,692,925	69,694,049
Treasury Stock shares	3,802,071	3,636,675	3,624,716	3,559,035	3,557,911

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION							Draft
Calculation of Operating Earnings Per Share							2/2/2006
(Dollars in thousands)							Page 5
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2004	2005	2005	2005	2005	2004	2005

CALCULATION OF NET INCOME PER SHARE

Net income	$57,308	$60,083	$48,031	$69,891	$68,562	$234,580	$246,567

Average shares outstanding-basic	70,431,763	70,474,337	70,517,476	70,582,016	70,672,518	70,299,470	70,562,186
Average shares outstanding-diluted	71,221,826	71,273,760	71,279,363	71,350,044	71,496,555	71,064,539	71,350,541

Net income per share-basic	$0.81	$0.85	$0.68	$0.99	$0.97	$3.34	$3.49
Net income per share-diluted	$0.80	$0.84	$0.68	$0.98	$0.96	$3.30	$3.46

Income from continuing operations	$57,308	$60,083	$48,031	$69,891	$68,562	$250,381	$246,567
EPS (basic)	$0.81	$0.85	$0.68	$0.99	$0.97	$3.56	$3.49
EPS (diluted)	$0.80	$0.84	$0.68	$0.98	$0.96	$3.52	$3.46

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(519)	$(6,368)	$(26,021)	$7,662	$(6,154)	$19,591	$(30,881)
Derivative Gains related to Corporate Debt and Investments	(4,309)	(3,684)	(2,960)	(2,777)	(1,972)	(19,222)	(11,393)
Derivative Gains related to Annuities	-	-	-	-	351	-	351
RIGL - All Other Investments, net of participating income	4,420	27,878	6,597	3,612	2,622	28,305	40,709
Related amortization of DAC	(55)	(22,412)	(1,280)	(162)	(1,052)	(6,935)	(24,906)
	(463)	(4,586)	(23,664)	8,335	(6,205)	21,739	(26,120)
Tax effect	162	1,605	8,283	(2,918)	2,172	(7,609)	9,142
	$(301)	$(2,981)	$(15,381)	$5,417	$(4,033)	$14,130	$(16,978)

RIGL - Derivatives per share-diluted	$(0.05)	$(0.09)	$(0.27)	$0.05	$(0.07)	$-	$(0.38)
RIGL - All Other Investments per share-diluted	$0.05	$0.05	$0.05	$0.03	$0.01	$0.20	$0.14

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.80	$0.84	$0.68	$0.98	$0.96	$3.30	$3.46
RIGL - Derivatives per share-diluted	(0.05)	(0.09)	(0.27)	0.05	(0.07)	-	(0.38)
RIGL - All Other Investments, net of participating income per share-diluted	0.05	0.05	0.05	0.03	0.01	0.20	0.14
Change in accounting principle	-	-	-	-	-	(0.22)	-
Operating income per share-diluted	$0.80	$0.88	$0.90	$0.90	$1.02	$3.32	$3.70

NET OPERATING INCOME *

Net income	$57,308	$60,083	$48,031	$69,891	$68,562	$234,580	$246,567
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(3,138)	(6,534)	(18,837)	3,175	(5,054)	240	(27,250)
RIGL - All Other Investments net of tax, amortization, and participating income	2,838	3,553	3,456	2,242	1,021	13,891	10,272
Change in accounting principle	(0.00)	-	-	-	-	(15,801)	-
Net operating income	$57,608	$63,064	$63,412	$64,474	$72,595	$236,250	$263,545

PRETAX OPERATING INCOME **

Income before income tax	$88,166	$91,870	$73,442	$106,867	$104,834	$385,201	$377,013
RIGL - Derivatives	(519)	(6,368)	(26,021)	7,662	(6,154)	19,591	(30,881)
Derivative Gains related to corporate debt, investments, and annuities	(4,309)	(3,684)	(2,960)	(2,777)	(1,621)	(19,222)	(11,042)
RIGL - All Other Investments, net of participating income	4,420	27,878	6,597	3,612	2,622	28,305	40,709
Related amortization of DAC	(55)	(22,412)	(1,280)	(162)	(1,052)	(6,935)	(24,906)
Pretax operating income	$88,629	$96,456	$97,106	$98,532	$111,039	$363,462	$403,133

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
Invested Asset Summary					2/2/2006
(Dollars in millions)					Page 6
(Unaudited)

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2004	2005	2005	2005	2005
Total Portfolio

Fixed Income	$14,412.6	$15,263.7	$15,686.4	$15,824.4	$15,472.4
Mortgage Loans	3,005.4	3,042.6	3,124.9	3,101.8	3,287.7
Real Estate	107.3	105.0	92.0	92.3	72.9
Equities	58.9	59.6	115.7	115.6	121.0
Policy Loans	482.8	472.4	466.7	463.5	458.8
Short Term Investments	1,059.6	816.3	626.8	606.2	776.1
Other Long Term Investments	377.7	222.9	186.0	286.5	279.7
Total Invested Assets	$19,504.3	$19,982.5	$20,298.5	$20,490.3	$20,468.7

Fixed Income

Corporate Bonds	$7,466.0	$7,209.4	$7,597.3	$7,489.8	$6,821.4
Mortgage Backed Securities	5,070.2	6,201.5	6,094.3	6,348.2	6,050.8
US Govt Bonds	86.0	94.7	88.5	88.3	843.0
Public Utilities	1,745.5	1,705.6	1,852.7	1,844.4	1,704.3
States, Municipals and Political Subdivisions	30.4	49.6	52.2	50.9	50.2
Preferred Securities	3.6	2.7	1.2	2.6	2.5
Convertibles and Bonds with Warrants	10.9	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$14,412.6	$15,263.7	$15,686.4	$15,824.4	$15,472.4

Fixed Income - Quality

AAA	35.9%	40.9%	40.0%	40.9%	44.7%
AA	6.2%	6.0%	3.7%	4.4%	3.6%
A	22.2%	21.0%	17.8%	17.0%	15.0%
BBB	28.9%	25.8%	31.1%	30.5%	29.6%
BB or Less	6.8%	6.3%	7.4%	7.2%	7.1%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	70.7%	69.6%	69.2%	68.6%	68.3%
Apartments	10.2%	11.7%	12.5%	12.3%	11.9%
Office Buildings	9.2%	9.4%	9.2%	9.8%	10.3%
Warehouses	8.4%	8.3%	7.9%	8.2%	8.1%
Miscellaneous	1.5%	1.0%	1.2%	1.1%	1.4%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$1.9	$1.9	$1.9	$1.9	$3.1
90 Days Past Due	1.9	8.2	2.6	5.4	5.1
Renegotiated Loans	5.6	5.4	8.3	5.5	5.6
Foreclosed Real Estate	1.4	0.0	4.3	5.0	8.4
	$10.8	$15.5	$17.1	$17.8	$22.2

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends							2/2/2006
(Dollars in thousands)							Page 7
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2004	2005	2005	2005	2005	2004	2005
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$286,020	$273,769	$290,333	$297,098	$329,423	$1,026,889	$1,190,623
Reinsurance Ceded	(253,121)	(199,746)	(235,968)	(204,572)	(261,769)	(818,207)	(902,055)
Net Premiums and Policy Fees	32,899	74,023	54,365	92,526	67,654	208,682	288,568
Net investment income	61,339	61,153	62,541	66,847	71,318	238,193	261,859
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	26,053	28,556	27,107	27,577	27,962	94,695	111,202
Total Revenues	120,291	163,732	144,013	186,950	166,934	541,570	661,629

BENEFITS & EXPENSES
Benefits and settlement expenses	57,505	89,783	72,994	112,119	117,552	274,584	392,448
Amortization of deferred policy acquisition costs	12,140	17,827	21,413	23,831	(7,383)	58,970	55,688
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	8,765	16,981	11,274	12,986	8,591	42,119	49,832
Total Benefits and Expenses	78,410	124,591	105,681	148,936	118,760	375,673	497,968

INCOME BEFORE INCOME TAX	$41,881	$39,141	$38,332	$38,014	$48,174	$165,897	$163,661

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$70,281	$65,500	$66,104	$64,265	$65,134	$276,394	$261,003
Reinsurance Ceded	(20,559)	(20,029)	(17,257)	(17,668)	(19,245)	(72,062)	(74,199)
Net Premiums and Policy Fees	49,722	45,471	48,847	46,597	45,889	204,332	186,804
Net investment income	57,458	56,714	56,099	55,366	55,022	232,499	223,201
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	432	361	453	251	540	2,272	1,605
Total Revenues	107,612	102,546	105,399	102,214	101,451	439,103	411,610

BENEFITS & EXPENSES
Benefits and settlement expenses	71,425	66,399	68,784	69,312	69,131	287,356	273,626
Amortization of deferred policy acquisition costs	6,271	7,071	7,185	6,197	6,619	28,652	27,072
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	8,542	8,041	7,957	7,195	7,108	35,795	30,301
Total Benefits and Expenses	86,238	81,511	83,926	82,704	82,858	351,803	330,999

INCOME BEFORE INCOME TAX	$21,374	$21,035	$21,473	$19,510	$18,593	$87,300	$80,611

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Annuities Data							2/2/2006
(Dollars in thousands)							Page 8
(Unaudited)

	2004	2005	2005	2005	2005	12 MOS	12 MOS
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	2004	2005
LIFE MARKETING

SALES BY PRODUCT
Term	$41,794	$34,508	$26,861	$27,975	$34,538	$171,883	$123,882
U/L	31,212	32,747	41,639	50,308	40,674	84,539	165,368
VUL	1,146	1,138	1,197	1,698	1,432	5,236	5,465
Total	$74,152	$68,393	$69,697	$79,981	$76,644	$261,658	$294,715

SALES BY DISTRIBUTION
Brokerage general agents	$40,975	$36,172	$29,495	$36,072	$38,836	$161,145	$140,575
Independent agents	18,004	17,309	18,815	21,788	17,652	55,929	75,564
Stockbrokers/banks	11,854	12,627	17,936	19,741	15,663	31,711	65,967
Direct Response & BOLI	3,319	2,285	3,451	2,380	4,493	12,873	12,609
Total	$74,152	$68,393	$69,697	$79,981	$76,644	$261,658	$294,715

ANNUITIES

SALES
Variable Annuity	$83,654	$77,003	$90,329	$74,659	$70,220	$282,926	$312,211
Immediate Annuity	150,179	32,476	21,194	25,606	32,653	217,937	111,929
Market Value Adjusted Annuity	62,201	26,483	33,065	23,032	31,644	225,233	114,224
Equity Indexed Annuity		609	6,582	21,188	20,506	0	48,885
Total	$296,034	$136,571	$151,170	$144,485	$155,023	$726,096	$587,249

PRETAX OPERATING INCOME
Variable Annuity	$3,417	$3,735	$4,274	$3,555	$14,444	$10,435	$26,008
Fixed Annuity	1,254	329	3,871	1,372	705	6,032	6,277
Total	$4,671	$4,064	$8,145	$4,927	$15,149	$16,467	$32,285

DEPOSIT BALANCE
VA Fixed Annuity	$262,295	$251,822	$250,556	$232,578	$226,437
VA Separate Account Annuity	2,222,102	2,176,065	2,210,639	2,280,264	2,310,117
Sub-total	2,484,397	2,427,887	2,461,195	2,512,842	$2,536,554
Fixed Annuity	3,173,862	3,195,043	3,202,752	3,217,052	3,207,784
Total	$5,658,259	$5,622,930	$5,663,947	$5,729,894	$5,744,338

PROTECTIVE LIFE CORPORATION							Draft
Annuities, Stable Value Contracts, and Asset Protection							2/2/2006
Quarterly Earnings Trends (Dollars in thousands)							Page 9
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2004	2005	2005	2005	2005	2004	2005
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$7,749	$7,840	$7,866	$8,057	$8,047	$30,341	$31,810
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	7,749	7,840	7,866	8,057	8,047	30,341	31,810
Net investment income	54,923	56,150	54,786	54,008	53,756	210,888	218,700
RIGL - Derivatives	-	(162)	-	163	(352)	-	(351)
RIGL - All Other Investments	55	27,624	1,474	70	1,812	9,873	30,980
Other income	2,108	1,726	2,264	2,133	1,649	7,004	7,772
Total Revenues	64,835	93,178	66,390	64,431	64,912	258,106	288,911

BENEFITS & EXPENSES
Benefits and settlement expenses	46,243	48,080	48,687	44,596	46,428	183,271	187,791
Amortization of deferred policy acquisition costs	7,636	29,638	3,453	7,663	(3,242)	32,271	37,512
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	6,285	6,346	5,911	7,174	6,170	23,159	25,601
Total Benefits and Expenses	60,164	84,064	58,051	59,433	49,356	238,701	250,904

INCOME BEFORE INCOME TAX	4,671	9,114	8,339	4,998	15,556	19,405	38,007

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	-	(162)	-	163	(352)	-	(351)
Add back: Derivative gains related to equity indexed annuities	-	-	-	-	(351)	-	(351)
Less: RIGL - All Other Investments	55	27,624	1,474	70	1,812	9,873	30,980
Add back: Related amortization of deferred policy acquisition costs	55	22,412	1,280	162	1,052	6,935	24,906

PRETAX OPERATING INCOME	$4,671	$4,064	$8,145	$4,927	$14,797	$16,467	$31,933

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	-	-	-	-	-	-	-
Net investment income	71,013	73,875	76,081	79,118	81,641	268,184	310,715
RIGL - Derivatives	53	292	(310)	416	(147)	1,159	251
RIGL - All Other Investments	279	327	2,395	884	(19,922)	12,066	(16,316)
Other income	-	-	-	-	-	-	-
Total Revenues	71,345	74,494	78,166	80,418	61,572	281,409	294,650

BENEFITS & EXPENSES
Benefits and settlement expenses	54,378	57,169	60,084	62,747	66,134	205,168	246,134
Amortization of deferred policy acquisition costs	1,022	1,084	1,121	1,240	1,249	3,480	4,694
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	1,392	1,223	1,392	1,388	1,086	6,377	5,089
Total Benefits and Expenses	56,792	59,476	62,597	65,375	68,469	215,025	255,917

INCOME BEFORE INCOME TAX	14,553	15,018	15,569	15,043	(6,897)	66,384	38,733

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	53	292	(310)	416	(147)	1,159	251
Less: RIGL-All Other Investments	279	327	2,395	884	(19,922)	12,066	(16,316)

PRETAX OPERATING INCOME	$14,221	$14,399	$13,484	$13,743	$13,172	$53,159	$54,798

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$101,271	$110,375	$109,846	$106,685	$102,997	$439,079	$429,903
Reinsurance Ceded	(53,979)	(62,302)	(59,233)	(60,661)	(68,234)	(234,345)	(250,430)
Net Premiums and Policy Fees	47,292	48,073	50,613	46,024	34,763	204,734	179,473
Net investment income	7,976	7,600	8,602	8,075	8,112	30,939	32,389
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	9,268	9,405	12,732	13,624	10,475	39,680	46,236
Total Revenues	64,536	65,078	71,947	67,723	53,350	275,353	258,098

BENEFITS & EXPENSES
Benefits and settlement expenses	26,219	26,529	29,851	27,560	17,537	121,007	101,477
Amortization of deferred policy acquisition costs	14,753	17,546	17,669	18,052	16,207	72,273	69,474
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	18,884	14,831	18,135	16,009	13,271	62,994	62,246
Total Benefits and Expenses	59,856	58,906	65,655	61,621	47,015	256,274	233,197

INCOME BEFORE INCOME TAX	$4,680	$6,172	$6,292	$6,102	$6,335	$19,079	$24,901

PROTECTIVE LIFE CORPORATION							Draft
Stable Value Contracts and Asset Protection Data							2/2/2006
(Dollars in thousands)							Page 10
(Unaudited)

	2004	2005	2005	2005	2005	12 MOS	12 MOS
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	2004	2005
STABLE VALUE CONTRACTS

SALES
GIC	$5,000	$24,050	$5,000	$20,500	$46,800	$59,000	$96,350
GFA - Direct Institutional	66,060	-	-	-	100,000	67,020	100,000
GFA - Non-Registered	-	-	-	-	-	0	0
GFA - Registered - Institutional	-	350,000	350,000	300,000	35,000	925,000	1,035,000
GFA - Registered - Retail	106,290	31,845	96,795	20,790	31,501	531,560	180,931
Total	$177,350	$405,895	$451,795	$341,290	$213,301	$1,582,580	$1,412,281

DEPOSIT BALANCE
Quarter End Balance	$5,562,997	$5,670,355	$5,846,120	$5,900,740	$6,057,721
Average Daily Balance	$5,455,427	$5,716,571	$5,808,943	$5,973,325	$5,985,502	$5,112,170	$5,872,635

OPERATING SPREAD	1.07%	1.04%	0.95%	0.94%	0.90%	1.07%	0.96%

	2004	2005	2005	2005	2005	12MOS	12MOS
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	2004	2005

ASSET PROTECTION

SALES
Credit	$47,761	$50,106	$51,421	$56,749	$50,602	$217,585	$208,878
Service Contracts	47,220	47,138	62,437	65,301	53,780	202,983	228,656
Other	13,780	9,075	13,567	14,812	13,776	39,755	51,230
Total	$108,761	$106,319	$127,425	$136,862	$118,158	$460,323	$488,764

PROTECTIVE LIFE CORPORATION							Draft
Corporate & Other Segment - Quarterly Earnings Trends							2/2/2006
(Dollars in thousands)							Page 11
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2004	2005	2005	2005	2005	2004	2005

REVENUES
Gross Premiums and Policy Fees	$11,373	$11,030	$10,494	$10,555	$10,362	$48,376	$42,441
Reinsurance Ceded	(143)	(75)	(53)	(18)	(27)	(1,017)	(173)
Net Premiums and Policy Fees	11,230	10,955	10,441	10,537	10,335	47,359	42,268
Net investment income	21,730	32,461	24,265	43,471	33,441	103,514	133,638
RIGL - Derivatives	(572)	(6,498)	(25,711)	7,083	(5,655)	18,432	(30,781)
RIGL - All Other Investments	4,086	(73)	8,611	2,658	23,533	6,366	34,729
Other income	4,582	4,236	2,949	3,792	3,475	17,363	14,452
Total Revenues	41,056	41,081	20,555	67,541	65,129	193,034	194,306

BENEFITS & EXPENSES
Benefits and settlement expenses	16,427	12,474	11,236	17,031	11,150	59,051	51,891
Amortization of deferred policy acquisition costs	1,086	1,085	1,026	967	985	4,484	4,063
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	22,536	26,132	24,856	26,343	29,921	102,363	107,252
Total Benefits and Expenses	40,049	39,691	37,118	44,341	42,056	165,898	163,206

INCOME BEFORE INCOME TAX	1,007	1,390	(16,563)	23,200	23,073	27,136	31,100

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(572)	(6,498)	(25,711)	7,083	(5,655)	18,432	(30,781)
Less: RIGL-All Other Investments, net of participating income	4,086	(73)	2,728	2,658	20,732	6,366	26,045
Add back: Derivative gains related to corporate debt and investments	4,309	3,684	2,960	2,777	1,972	19,222	11,393

PRETAX OPERATING INCOME	$1,802	$11,645	$9,380	$16,236	$9,968	$21,560	$47,229